POWER OF ATTORNEY
                          OF OFFICERS AND DIRECTORS OF
                        UNIVERSAL GUARDIAN HOLDINGS, INC.

The undersigned officer and/or director of Universal Guardian Holdings, Inc., a Delaware corporation (the "Corporation"), which anticipates filing, with respect to its fiscal year ending December 31, 2003, an Annual Report on Form 10-KSB ("Annual Report") with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael J. Skellern and Dennis M. Cole, and each of them, severally, with full power of substitution and resubstitution, as attorneys or attorney to sign the Annual Report for the undersigned in any and all capacities, and any and all applications or other documents to be filed pertaining to the Annual Report with the Securities and Exchange Commission, and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

EXECUTED this 12th day of April, 2004.


                                        /s/  Michael J. Skellern
                                        ----------------------------------------
                                        Michael J. Skellern


                                        /s/  Dennis M. Cole
                                        ----------------------------------------
                                        Dennis M. Cole


                                        /s/  Thomas J. Pernice
                                        ----------------------------------------
                                        Thomas J. Pernice


                                        /s/  Mel R. Brashears
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                                        Mel R. Brashears